UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
PROLOGIS
(Exact name of registrant as specified in charter)

Maryland	1-12846	74-2604728
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

4545 Airport Way, Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (303) 567-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 1, 2009, ProLogis executed and delivered the Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”) between ProLogis and U.S. Bank National Association, as trustee (the “Trustee”). The Ninth Supplemental Indenture effects the following amendments with respect to the Securities (as defined below): (i) amends and supplements the covenants set forth in Section 1004 (Limitations on Incurrence of Debt) of the Indenture, dated as of March 1, 1995, between ProLogis and the Trustee (the “Base Indenture”) (as amended by the First Supplemental Indenture, dated as of February 9, 2005, between ProLogis and the Trustee) and certain related defined terms set forth in Section 101 (Definitions) of the Base Indenture; (ii) amends clauses (5) and (6) of Section 501 (Events of Default) of the Base Indenture to change the references therein from $10,000,000 to $50,000,000; (iii) deletes in their entirety or renders inapplicable the covenants set forth in Section 2.1 (Limitations on Incurrence of Debt) and Section 2.3 (Events of Default) of the Second Supplemental Indenture, dated as of November 2, 2005, between ProLogis and the Trustee (the “Second Supplemental Indenture”), which are applicable only to those Securities that are subject to the Second Supplemental Indenture; and (iv) deletes in their entirety or renders inapplicable the covenants set forth in Section 2.1 (Limitations on Incurrence of Debt) and Section 2.3 (Events of Default) of the Seventh Supplemental Indenture, dated as of May 7, 2008, between ProLogis and the Trustee (the “Seventh Supplemental Indenture”), which are applicable only to those Securities that are subject to the Seventh Supplemental Indenture.
     In connection with the Ninth Supplemental Indenture, ProLogis successfully solicited consents (the “Solicitation”) of record holders of $2.96 billion outstanding principal amount of its debt securities, as set forth below (the “Securities”). The Ninth Supplemental Indenture was entered into following receipt of the consent of record holders of not less than a majority in principal amount of: (i) the outstanding Securities voting as a single class; (ii) the outstanding Securities subject to the Second Supplemental Indenture voting as a single class; and (iii) the outstanding Securities subject to the Seventh Supplemental Indenture voting as a single class. The Ninth Supplemental Indenture will become operative upon ProLogis’s payment of the consent fee pursuant to the Solicitation.
     Debt securities for which consents were solicited (the “Securities”):

Description of Securities	CUSIP No.	Principal Amount Outstanding
5.25% Senior Notes due 2010	743410AH5	$190,278,000
5.50% Senior Notes due 2012	743410AK8	280,788,000
5.50% Senior Notes due 2013	743410AE2	262,066,000
7.81% Senior Notes due 2015	81413WAA8	100,000,000
9.34% Senior Notes due 2015	814138AB9	30,000,000
5.625% Senior Notes due 2015	743410AJ1	400,000,000
5.75% Senior Notes due 2016	743410AL6	400,000,000
8.65% Senior Notes due 2016	814138AJ2	50,000,000
5.625% Senior Notes due 2016	743410AN2	550,000,000
7.625% Senior Notes due 2017	814138AK9	100,000,000
6.625% Senior Notes due 2018	743410AT9	600,000,000

Total		$2,963,132,000
     The Ninth Supplemental Indenture is attached hereto as Exhibit 4.1. The foregoing description of the Ninth Supplemental Indenture is qualified in its entirety by reference to the full text of the Ninth Supplemental Indenture, which is incorporated herein by reference.
Item 3.03. Material Modification to the Rights of Security Holders.
     The information provided in Item 1.01 is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following document has been filed as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit No.	Description of Exhibit

4.1	Ninth Supplemental Indenture, dated as of October 1, 2009, between ProLogis and U.S. Bank National Association, as trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Date: October 2, 2009	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Ninth Supplemental Indenture, dated as of October 1, 2009, between ProLogis and U.S. Bank National Association, as trustee.